Exhibit 99.2

Future Vision II Acquisition Corp. Announces the Closing
of its Initial Public Offering and Full Exercise of
Underwriter’s Over-Allotment Option to Purchase
Additional Units

NEW YORK, Sept. 13, 2024 (GLOBE NEWSWIRE) — Future Vision II Acquisition Corp. (NASDAQ: FVNNU) (“Future Vision”) today announced the closing of its initial public offering of 5,750,000 units, which includes 750,000 units issued pursuant to the underwriter’s exercise of its over-allotment option in full on September 12, 2024. The offering was priced at $10.00 per unit, resulting in gross proceeds of $57,500,000.

Future Vision’s units are listed on the Nasdaq Capital Market (“NASDAQ”) and began trading under the ticker symbol “FVNNU” on September 12, 2024. Each unit consists of one ordinary share, par value $0.0001 per share, and one right to receive one tenth (l/l0th) of one ordinary share upon consummation of an initial business combination. Once the securities comprising the units begin separate trading, the ordinary shares and rights are expected to be listed on NASDAQ under the symbols “FVN” and “FVNNR,” respectively.

Of the proceeds received from the consummation of the initial public offering and a simultaneous private placement of 299,000 placement units for an aggregate purchase price of $2,990,000, $57,787,500 (or $10.05 per public unit) was placed into a trust account in the United States at Wilmington Trust, National Association.

Kingswood Capital Partners, LLC acted as sole book-running manager in the offering.

Rimon P.C. served as legal counsel to Future Vision on the initial public offering, and Ogier served as Cayman Islands legal counsel to Future Vision. Greenberg Traurig, LLP served as legal counsel to Kingswood Capital Partners, LLC.

A registration statement on Form S-1 (File No. 333-280356) relating to these securities has been filed with the Securities and Exchange Commission (“SEC”), and was declared effective on September 11, 2024. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The offering was made only by means of a prospectus. Copies of the prospectus may be obtained from Kingswood Capital Partners, LLC, 126 East 56th Street, Suite 22S, New York, NY 10022 or by phone 212-487-1080 or email Syndicate@kingswoodUS.com. Copies of the registration statement can also be obtained by visiting EDGAR on the SEC’s website at www.sec.gov.

About Future Vision II Acquisition Corp.

Future Vision II Acquisition Corp is a newly incorporated blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. While we will not be limited to a particular industry in our identification and acquisition of a target company, we intend to focus our search on businesses within the technology, media, and telecommunications sector. Future Vision is led by Mr. Xiaodong Wang, its Chief Executive Officer and Chairman of the Board of Directors, and Ms. Caihong Chen, its Chief Financial Officer and Director. Future Vision’s independent directors include Messrs. Zheng “Terrence” Wu, Shuding Zeng and Lei Xiong.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and Future Vision’s other filings with the SEC. Future Vision undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Source:

Future Vision II Acquisition Corp.

Attn: Ms. Caihong Chen

Chief Financial Officer and Director

201 Xin Jinqiao Road, Rm 302

Pudong New District

Shanghai, China

Email: caih_chen@outlook.com